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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                February 10, 2005
                Date of Report (date of earliest event reported)

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                            RASER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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



                 UTAH                                 0-306567                             87-0638510
    (State or other jurisdiction of           (Commission file number)                  (I.R.S. Employer
    incorporation or organization)                                                    Identification No.)
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                      5152 North Edgewood Drive, Suite 375
                                Provo, Utah 84604
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                    (Address of principal executive offices)


                                 (801) 765-1200
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              (Registrant's telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure

       On February 10, 2005, Raser Technologies, Inc. (the "Company") issued a press release announcing that the U.S. Department of Energy has selected the Company for award of an Energy Conversion Science grant under the State
Technologies Advancement Collaborative. The full text of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.
Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act, as amended, but is instead "furnished" in accordance with that instruction.

Item 9.01. Exhibits

(a)

                  Exhibit
                  Number                 Exhibit Title
                  ---------------        -------------------------------------

                  99.1                   Press Release dated February 10, 2005





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RASER TECHNOLOGIES, INC.

                                            /s/ William Dwyer
                                            -----------------------
                                            William Dwyer
                                            Chief Financial Officer



Dated: February 10, 2005



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Index to Exhibits

Exhibit
Number                     Exhibit Title
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99.1                       Press Release dated February 10, 2005




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